UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 17, 2008
Date of Report (Date of earliest event reported)

DORAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52738	98-0555508
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

111 N. Sepulveda Blvd., Suite 250
Manhattan Beach, CA		90266
(Address of principal executive offices)		(Zip Code)

(310) 937-1511
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment Agreement

On July 17, 2008, Doral Energy Corp. (the “Company”) and J. Warren Hanson, doing business as Hanson Energy, and his wife Kathie Hanson (the “Vendor”) agreed to amend the terms of the Purchase and Sale Agreement (the “Purchase and Sale Agreement”) dated April 25, 2008 between the Company and the Vendor.

Under the terms of the amendment agreement (the “Amendment Agreement”) entered into by the Company and the Vendor, the Purchase and Sale Agreement was amended as follows:

(a)	the closing date of the Purchase and Sale Agreement was extended from June 13, 2008 to July 30, 2008;

(b)

the Company is required to pay an additional deposit of $150,000 to the Vendor (the “Additional Deposit”). As a result of the Company paying the Additional Deposit, the Cash Price (as defined in the Purchase and Sale Agreement) to be paid by the Company to the Vendor is to be proportionately reduced; and

(c)

the transfer of the Leases (as defined in the Purchase and Sale Agreement) excludes certain overriding royalty interests in favor of the Vendor (the “Excluded Royalties”). A schedule listing the Excluded Royalties is attached to the Amendment Agreement.

Loan Agreements

The Company has entered into a loan agreement, dated as of July 18, 2008, (the “Little Bay Loan Agreement”) with Little Bay Consulting SA for $100,000 and a loan agreement, also dated as of July 18, 2008, (the “Green Shoe Loan Agreement”) with Green Shoe Investments Ltd. for $50,000. Under the terms of the Little Bay Loan Agreement and the Green Shoe Loan Agreement, the Company has agreed to pay interest at a rate of 5% per annum, and to repay the loans on or before July 18, 2010. The proceeds of the loans were used to pay the Additional Deposit under the Purchase and Sale Agreement.

The summary of the foregoing is qualified in its entirety by reference to the Amendment Agreement, the Little Bay Loan Agreement and the Green Shoe Loan Agreement which is included as exhibits to this Current Report on Form 8-K.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Purchase and Sale Agreement dated April 25, 2008 between J. Warren Hanson, doing business as Hanson Energy, his wife Kathie Hanson, and Doral Energy Corp. (formerly Language Enterprises Corp.)(1)

10.2

Amendment Agreement to Share Purchase Agreement dated July 17, 2008 between J. Warren Hanson, doing business as Hanson Energy, his wife Kathie Hanson, and Doral Energy Corp. (formerly Language Enterprises Corp.)

10.3	Loan Agreement dated July 18, 2008 between Doral Energy Corp. and Little Bay Consulting SA.

10.4	Loan Agreement dated July 18, 2008 between Doral Energy Corp. and Green Shoe Investments Ltd.

(1) Filed with the SEC as an exhibit to our Current Report on Form 8-K filed on May 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL ENERGY CORP.
Date: July 23, 2008
	By:	/s/ Paul C. Kirkitelos

PAUL C. KIRKITELOS
Chief Executive Officer, Chief Financial
Officer, President, Secretary and Treasurer